Investment Adviser
    Legg Mason Fund Adviser, Inc.
    Baltimore, MD

Board of Directors
    Raymond A. Mason, Chairman
    John F. Curley, Jr., President
    Richard G. Gilmore
    Arnold L. Lehman
    Dr. Jill E. McGovern
    T. A. Rodgers
    Edward A. Taber, III

Transfer and Shareholder Servicing Agent
    Boston Financial Data Services
    Boston, MA

Custodian
    State Street Bank & Trust Company
    Boston, MA

Counsel
    Kirkpatrick & Lockhart LLP
    Washington, DC

Independent Accountants
    PricewaterhouseCoopers LLP
    Baltimore, MD



    This report is not to be distributed unless preceded or accompanied by a prospectus.



    Legg Mason Wood Walker, Incorporated
--------------------------------------------
              100 Light Street
   P.O. Box 1476, Baltimore, MD 21203-1476
              410 o 539 o 0000

LMF-002
11/98

                                Semi-Annual Report
                                September 30, 1998

                                    Legg Mason

                                Value Trust, Inc.

                                Special Investment
                                   Trust, Inc.

                             Total Return Trust, Inc.

                               [LEGG MASON LOGO]

To Our Shareholders,

  The quarter ended September 30, 1998 was the worst for US equity funds since the third quarter of 1990, with the average equity fund losing 15% on a total return basis(1) (compared to a 16% loss in 1990's third quarter) according to Lipper Analytical Services, Inc.

  The following table summarizes key statistics for the Primary Class of shares of the Legg Mason Value Trust, Special Investment Trust and Total Return Trust, as of September 30:

                                                 3 Month         9 Month        12 Month
                                              Total Return    Total Return    Total Return
                                              ------------    ------------    ------------
  Value Trust                                    -11.6%           +9.0%           +5.0%
  Growth Funds(2)                                -13.4%           -0.2%           -1.4%
  Standard & Poor's 500 Composite Index          -10.0%           +6.0%           +9.1%

  Special Investment Trust                       -20.5%          -12.0%          -15.5%
  Mid Cap Funds(3)                               -18.2%           -9.2%          -12.0%
  Russell 2000 Index                             -20.2%          -16.2%          -19.0%

  Total Return Trust                             -15.8%          -12.4%           -8.8%
  Growth and Income Funds(4)                     -12.5%           -1.9%           -1.1%

  As this letter is written on November 2, net asset values per share of each of the Funds have rebounded, reflecting recent gains in equity markets generally:

                                                       Net Asset Value Per Share
                                                              Primary Class
                                                ---------------------------------------
                                                9/30/98         10/30/98         Change
                                                -------         --------         ------
  Value Trust                                    $45.68          $51.11          +11.9%
  Special Investment Trust                        26.20           28.25           +7.8%
  Total Return Trust                              19.65           21.16           +7.7%

  As always, it is impossible to predict near-term market performance. However, we believe that any renewed periods of severe market pessimism would provide us with attractive long-term investment opportunities, as was the case in August and September.

  Investment results for each of the Funds over longer periods of time are shown in the "Performance Information" section of this report. In this regard, we are pleased to note that $10,000 invested in the Value Trust, our original equity fund, at its inception in April 1982 would have grown to $187,600 by September 30, 1998, producing an average annual return of 19.5% over the 16-1/2 year period. $10,000 invested in a portfolio of common stocks included in Standard &Poor's 500 Composite Index would have grown to $149,445 over the same period. All figures assume reinvestment of dividends and other distributions.

  On the following pages, Bill Miller, the portfolio manager for Value Trust, Bill Miller and Lisa Rapuano, Portfolio Managers for Special Investment Trust, and Nancy Dennin, the portfolio manager for Total Return Trust, discuss the Funds and the investment outlook.

  The Board of Directors has approved an ordinary income dividend of $.08 per share to Primary Class shareholders of Total Return Trust, payable on November 6, 1998 to shareholders of record on November 4, 1998. Most shareholders will receive this distribution in the form of additional shares credited to their accounts.

                                            Sincerely,



                                            /s/ John F. Curley, Jr.
                                            _______________________
                                            John F. Curley, Jr.
                                            President

November 2, 1998


------------
(1) Total return measures investment performance in terms of appreciation or depreciation in net asset value per share plus dividends and any capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid.
(2) All growth funds (1,121) as measured by Lipper Analytical Services, Inc.
(3) All funds investing principally in securities of companies with medium-sized capitalizations (358) as measured by Lipper Analytical Services, Inc.
(4) All growth and income funds (842) as measured by Lipper Analytical Services, Inc.

Portfolio Managers' Comments
Third Quarter 1998

Value Trust

    "I do not claim that all market behavior is a rational response to changes in the real world. But most of it must be."

                                               Alan Greenspan, September 4, l998


  When we last wrote to you at the end of July, the Value Trust was up 23.33% through the first six months of this year, and the S&P 500 was up 17.71%. Since then, the stock market suffered its worst quarter of the decade as the S&P fell 9.95%, the Dow 11.97%, general equity funds 14.93%, and growth funds 13.44%. Your Fund performed better than general equity funds and better than the average growth fund, but still trailed the S&P, falling 11.64% in the quarter.

  The obvious question is what changed since the end of July, and what do we make of it?

  The post morta on the quarter usually cite the crisis in Russia and its default on its debt as the precipitating event that shocked investors, raised their sensitivity to risk, and generated fears that the financial crisis that had been confined to Asia was spreading and may not be containable. Fed Chairman Greenspan gave credence to these concerns with his "oasis of prosperity" speech, noting that the US was unlikely to remain unaffected by the financial storms sweeping the globe.

  In mid-September, government officials appeared to be preparing to attempt to contain the crisis before it reached Latin America. Treasury Secretary Rubin said it was vital to our national interests that countries such as Brazil (whose GDP is half the total in Latin America), which have followed International Monetary Fund prescriptions, not have their progress derailed by forces outside their control. The administration signaled it was developing a financial aid package to assist Brazil, reinforcing the determination to try to isolate the contagion outside this hemisphere. Then Long-Term Capital Management happened.

  Long-Term Capital, as you may have read, is a large hedge fund run by an all-star cast that includes two Nobel prize winning economists, a former Vice Chairman of the Fed, and several of the most accomplished traders in the financial community. As a result of substantial losses in the month of August, it had burned through most of its capital and needed additional equity or credit to prevent collapse. It was reported that its trading positions exceeded $100 billion, almost all of which were supported by debt. To put this in perspective, in the Latin debt crisis of the l980's, Chase Manhattan Bank had total exposure to all of Latin America of $26 billion, an amount sufficient to induce fears of collapse among investors.

  In an extraordinary series of events, the Fed persuaded Long-Term's major creditors to advance an additional $3.5 billion of credit in exchange for 90% ownership and effective oversight of the firm. Long-Term's principals earlier rejected an offer led by investor Warren Buffett that would have transferred the firm's assets to Buffett in exchange for under $300 million of equity and another $3 billion or so of credit, along with contributions from AIG and Goldman Sachs. The rescue was cobbled together quickly due to the collective fears of the creditors and the Fed that the collapse of Long-Term might have destabilized financial markets as billions of dollars of assets were liquidated under duress.

  These events stunned and panicked the markets. The crisis that was going to be contained before it infected Brazil suddenly showed up in Greenwich. It was as if the Center for Disease Control was preparing to dispatch a team to Africa to contain the ebola virus and the virus showed up in New York. Risk managers in banks and brokerage firms began asking clients for additional collateral as the fear of loss replaced the desire for profit. A small 25 basis point(1) decrease in short-term rates by the Fed was deemed insignificant by markets as investors engaged in a mad scramble for safety and liquidity.

  The crescendo was reached on October 8th when the panic to dump stocks resulted in 920 new lows on the New York Stock Exchange. Yields on T-bills fell the next day over 20 basis points, a remarkable flight to quality. As is usually the case in financial markets, when investors en mass frantically desire a particular asset class, the opportunities typically lie elsewhere.

  Just as markets failed to appreciate the effect of the Fed's raising rates a year and a half ago, we think they underestimate the impact of the modest easing already experienced. The genesis of the current crisis was that 25 basis point increase in interest rates, which occurred when inflation was 2.7%. By the end of 1997, inflation had fallen to 1.4%. Real interest rates thus rose by over 150 basis points in less than nine months. That increase in real rates in the world's reserve currency led to a shift in risk preference by investors that gathered momentum as the year progressed, culminating in the panic seen in the past 60 days.

  Beginning shortly after the Fed raised rates last year, investors systematically began preferring quality and liquidity at the margin. (All important activity in complex adaptive systems begins at the margin.) They first sold Thai baht for dollars until the Thai government ran out of dollars and the currency peg blew apart. This situation was repeated in Korea with the won, in Malaysia with the ringgit, and so on. They not only sold emerging market currencies against the dollar, they also sold developed country currencies. They sold riskier small stocks in favor of safer big stocks. By this spring, they began to sell the bottom 450 stocks in the S&P 500 in favor of the top 50, whose performance accounted for all the index's gain. In April, investors began selling stocks for bonds, then as summer wore on, high yield bonds for investment grade, then investment grade and mortgage-backed for Treasuries. In the final scramble in early October, long- and intermediate-term Treasuries were sold for T-bills.

  It was in this frantic atmosphere that the Fed cut rates. As happened last year with the increase, no one thought it was significant. But at the locus of last year's crisis, Asia, things were beginning to improve. Korea and Thailand had the best performing markets in the world in the third quarter. Both countries have begun to lower rates and their currencies are beginning to strengthen. Japan has begun to implement serious banking reform, and its currency is sharply higher against the dollar. Closer to home, our yield curve has begun to steepen, a sign of decreasing pressure at the margin on the economy. Fixed income spreads have begun to narrow. In the nascent recovery in stocks in the past week, small stocks have outperformed large ones. Risk preferences are beginning to shift again.

  In every case, at the margin investors are slowly demanding lower risk premia. We think this is evidence the crisis is abating and that the risks of investing in equities are now lower than they have been in some time. This is not the majority view.

  Lost on those now searching for safety and liquidity is the signal given by Warren Buffett. The world's most successful investor, who turned his allowance money into $30 billion, and who has for years preached the virtues of safety and liquidity, decided in late September to opt for illiquidity and


--------
(1) 100 basis points = 1%
leverage by bidding for Long-Term Capital's portfolio. Buffett has built his fortune in part by aggressively investing in assets when their prices are depressed due to real but overly discounted problems. In the bear market of 1974, when inflation and interest rates were rising, the Middle East was in turmoil, and politics was convulsed by Watergate, he aggressively bought stocks at the lowest prices in a generation. Earlier this year, he made a foray into the silver market when most investors had given up on ever making money in precious metals.

  We agree with Buffett that significant opportunity exists in capital markets as a result of investors sudden rediscovery of risk. The best opportunities are probably where the devastation has been greatest: in convergence trades in fixed income markets (betting that spreads between various types of instruments such as emerging markets debt and Treasuries will narrow), and in equities in small- and mid-sized stocks, REITs, and financials. Although the opportunities are greatest in areas we are not able to invest in, the market's decline in the third quarter created plenty in our venue. We have used the sell-off to aggressively buy bank stocks, whose price declines far over-shot their exposure to global problems, and also to add to a variety of our positions at more favorable prices.

  We bought two new positions in the quarter: United HealthCare and Mirage Resorts. United is the leading independent HMO in the country, generates free cash, is repurchasing its stock, is down 50% from its high and trades at 12x earnings. We believe fair value is at least 50% greater than the present stock price. Mirage is the leading gaming company whose flagship Bellagio property just opened in Las Vegas. The stock recently traded at multi-year lows, the result of the present market malaise and pessimism about the supply/demand situation in Las Vegas. We think the present price is well below the intrinsic value of the business.

  Two positions were sold: RJR Nabisco, and the long treasury Bond. RJR's business economics remain under pressure, both from governments and from competitors. The sell-off gave us a chance to re-deploy that capital more effectively. The market bid the long Treasury to its highest price and lowest yield in history and we decided to do our small part in relieving the financial crisis by letting panicked investors have some of the safety they so desperately sought. We think we can find lots of stocks that will give us a return greater than 5% a year, which is what the long bond now promises.

  We believe the worst is over in capital markets and that the present situation favors long-term value investing. The macroeconomic environment of low inflation, declining interest rates, and moderate growth is positive for equities. Federal Reserve policy is now engaged in preventing or short circuiting a credit crunch, and Fed officials have made clear their willingness to further lower short-term interest rates to preserve the economic expansion. Stock prices have declined sharply and investors will need time to regain their confidence. We have put several hundred million dollars of cash reserves to work during this decline and hope to earn quite satisfactory returns on our investment.

  As always, we appreciate your support and welcome your comments.

                                                              Bill Miller, CFA

Special Investment Trust

  Our results for various periods ended September 30, 1998 are listed below:

                             3 Months        1 Year      3 Years     5 Years
-----------------------------------------------------------------------------

  Special Investment Trust    -20.49%        -15.54%     +38.02%      +54.50%

  Lipper Small Cap Funds      -21.52%        -20.58%     +21.92%      +58.37%
  Lipper Mid Cap Funds        -18.15%        -11.95%     +30.71%      +67.42%
  Russell 2000 Index          -20.15%        -19.02%     +17.57%      +54.52%
  S&P 500 Composite Index      -9.95%         +9.05%     +84.31%     +147.92%

  The third quarter of 1998 was a very difficult one for investors, especially investors in smaller companies or companies not perceived as perfectly insulated from risk. As you can see, in the quarter your Fund outperformed other small-cap funds and fared almost in line with the Russell 2000 index of smaller companies, but the large negative return is nonetheless disappointing, and perhaps to some, frightening. A few words to put this in historical and contextual perspective are certainly in order.

  In its 51 quarter history, Special Investment Trust has had only one other quarter of negative returns of this magnitude: the fourth quarter of 1987, the quarter now remembered for the October crash. The Fund was down nearly 28% that quarter. However, it is important to note that often periods of shake-out such as the fourth quarter of 1987, and possibly the quarter we just completed, offer opportunities for future outperformance to investors who have the patience and time horizon to stay the course. In the twelve months subsequent to our disappointing performance back in the fourth quarter of 1987, the Fund was up 19.70%. In the subsequent 24 month period, the Fund had an absolute return of 58.07%, for a two year annualized return of 25.77%. In fact, the quarter after this negative 28% return back in 1987 was the beginning of a very strong six year run of outperformance for the Fund, in which we outperformed the S&P 500 in each of the subsequent six years, and had an annualized return of 21.14%, versus 13.57% for the Russell 2000 and 14.84% for the S&P 500.

  Of course, events are context dependent--their significance is determined by the context in which they occur. There are many variables that may make this period either unique or similar to previous periods, but it is important to note that we have gone through this type of turmoil before. We do not contend that we are in the exact situation today as we were back in 1987, but as Mark Twain said, "History does not repeat itself--it rhymes."

  Our focus going forward is as it has always been--to find undervalued small and medium sized companies, as well as special situations, that we believe will outperform the broader market over a reasonable time horizon. A benefit of the current turmoil is that the number of these opportunities, as well as their potential return, have both increased dramatically. Many of the stocks already in the portfolio went through wrenching drops in price, even though the fundamentals were unchanged, or in some cases improving. During August and September, we took advantage of some of these price drops to aggressively add to positions that became overwhelmingly mispriced. We also pared back or eliminated some names that were less attractive and re-deployed the cash into these mispriced companies. A list of the names we eliminated is found elsewhere in this report. As a result, our cash position, as high as 10% during the quarter, has now moved back down to the 2% level.

  It is often difficult for investors to act in the face of uncertainty and volatility, but some anecdotes about stocks in the portfolio to which we were adding may clarify why we are confident about buying. We were not able to make our purchases at the absolute low prices, and in fact in many cases we were a little too early and saw the prices move down further before beginning to recover. However, we have since been rewarded in some names that have moved smartly off their lows, some as much as 50% in just a matter of days.

  While "the market", which is defined culturally as the S&P 500, held up reasonably well and continued to have a P/E on 1999 estimates of roughly 19x, many of the stocks in our portfolio reached far lower valuation levels. As we have discussed in the past, P/E's are simply one valuation metric we use in determining the value of a company, and they are often misinterpreted in the face of other more sophisticated methods of measuring the economic value of a company. Understanding this, the following examples of low P/E's describe the extremely low valuations we were seeing in a host of quality companies simply due to fear, uncertainty and a lack of liquidity in the markets.

  Storage Technology, a company that sells sophisticated storage systems to businesses, is one of these companies. They have repurchased over 20% of outstanding shares in the last two years, have an ROE of over 20% and are expected to accelerate earnings and sales growth from below 10% to the 15-20% range due to an exciting array of new products coming out in the next several quarters. At its recent low, Storage Tek reached a P/E on 1999 earnings of only 7x. Inacom, a computer services and distribution company that is consolidating the industry and improving their economic model through a focus on generating free cash flow, is growing 15-20% and improving their margins. At the low, Inacom reached a P/E on 1999 earnings of 4.3x. Amerin, a private mortgage insurer, has what we believe to be a liquidation value of at least $20, yet was trading at $12-1/2. The company is growing 20% per year by gaining market share with innovative products and has an ROE in excess of 20%, yet at $12-1/2, the stock had a 1999 P/E of 5.3x.

   The securities added during the quarter share the characteristics of many of the securities already in the portfolio in which we have been increasing our positions: low valuations, stock prices down 50% or more from their highs, and either generating free cash flow and buying back shares or suffering from material undervaluation because of unwarranted concerns about debt and liquidity.

  Liz Claiborne is a leading apparel company with a management highly sensitive to shareholder value. Management has repurchased 20% of shares outstanding over the last six years and dramatically reduced the cash needed to run the business by trimming inventories, thus increasing the free cash flow and the economic returns of the business. Liz's stock was driven from $54 in June to $25 at the low, down 53%, on fears of a global recession and a forecast by the company for reduced growth in 1999. At these low levels, however, we think these fears are more than discounted and Liz is an undervalued, high quality business with a responsive shareholder oriented management.

  Phycor is one of our favorite kinds of companies--it suffers from a misunderstood business model, resulting in a stock price that is down from $33-1/4 late last year to a low of $3-15/16. We believe they have free cash flow in a non-growth environment of around $1.40 per share. The physician practice management industry is certainly not without problems, but we believe that Phycor's model is viable over the long term.

  Symantec, which is a new security this quarter and is already a fairly large position, is the software company that makes such well known products as ACT!, Norton Utilities, Norton Anti-Virus and pcAnywhere. They have a number one or two market share in all their products, have a very strong lineup of new products hitting the market currently, and should see sales and earnings growth near 20%. Symantec also has over $4 in cash per share on the balance sheet, should earn at least $1.45 this year, has returns on equity of over 25% and they are buying back 5% of their shares. Yet the stock went from $32-5/8 earlier this year to a low of $8-11/16.

  ICO Global is a satellite phone company funded by Deutsche Telekom, British Telecom, GM Hughes and other large telecommunications companies in which we bought a small position on the IPO. The IPO market dried up just as the company needed funding and as a result the stock was priced very attractively, about in line with the prices paid by the large telecom backers. We actually ended up selling the common stock in October, not long after purchase and moved the Fund into the bonds of ICO Global, at a 25% current yield. We believe the bonds present a similar prospective return with a higher level of security.

  The precipitous declines in stock prices in the small-cap sectors have presented us with many opportunities. We think we are taking advantage of them as quickly and efficiently as we can. While we cannot with any certainty say that we know the declines are over, we can state that we believe that stock prices of many companies have reached extremely attractive levels. It is likely, in our opinion, that many investors will look back at these low prices ruefully, thinking "if only" they had bought at those low prices. As described here, we are very excited about the companies in our portfolio and look forward to digging through the rubble for more.

  Thank you for your continued support, especially in these volatile and difficult times. As always, we welcome your questions and comments.

                                                      Lisa O. Rapuano, CFA
                                                      Bill Miller, CFA

                     -------------------------------------

Total Return Trust

  As shown below, the third quarter was a very difficult period for the equity market and your Fund.

                                     3 Months           1 Year          3 Years
-------------------------------------------------------------------------------

  Total Return Trust                  -15.84%           -8.84%          +61.98%

  Lipper Growth & Income Funds        -12.47%           -1.08%          +59.18%
  S&P 500 Composite Index              -9.95%           +9.05%          +84.31%
  Dow Jones Industrial Average        -11.97%           +0.48%          +73.95%

  While we obviously never want the Fund to post negative results, this difficult period has produced very attractive values in the market, and we have been repositioning the portfolio to take advantage of the opportunities. Most of the repositioning has occurred in October, and will be detailed in our fourth quarter report.

  The post morta on the third quarter usually cite the Russian crisis and its debt default as the precipitating event that shocked investors, raised their sensitivity to risk, and generated fears that the financial crisis that had been confined to Asia was spreading and may not be containable. For a timeline on the events that began shortly after the Fed raised rates last year and culminated on October 8th when the panic to dump stocks resulted in 920 new lows on the New York Stock Exchange, please see Bill Miller's commentary in the Value Trust section of this report.

  We are occasionally asked why investors should not put the bulk of their money in index funds, those vehicles created to invest in a portfolio that matches the S&P 500, whose results will generally track that index. This question comes up somewhat more frequently when the market is down and the investor is losing money: "I'm paying someone to lose money for me?"

  The main reason not to invest in an index fund is that you do not get the return of the index, you get a lower return. Funds have expenses, even index funds, and they also have trading costs. The S&P 500 has neither, but you can't buy it. Those expenses are the reason why, even if your fund's stocks perfectly track the index, your fund will underperform that index.

  By investing in an index fund, you can be quite confident you will underperform the index and you will do it consistently, the underperformance compounding inexorably, creating a larger and larger gap between your returns and those of the index.

  Our goal is to outperform the S&P 500 and our Fund's peer group; something we obviously didn't achieve in the third quarter, and over the last twelve months. We invest in large, mid and small-capitalization stocks. The ability to invest in a broad array of capitalization stocks has served us well in the past. However, during the infrequent liquidity squeeze periods like the market just experienced, mid and small-cap companies tend to experience the greatest price deviation. The economics of the businesses we own have not deteriorated to the extent the stock price changes would suggest. To look at it on a pure price/earnings ratio basis, the P/E on the Fund is only 11x 1998 estimated earnings, and 10x 1999 EPS estimates, multiples that are less than one-half those of the S&P 500.

  We believe the worst is over for the capital markets and that the present situation favors long-term value investing. The macroeconomic environment of low inflation, declining interest rates, and moderate growth is positive for equities. Federal Reserve policy is now engaged in preventing or short circuiting a credit crunch, and Fed officials have made clear their willingness to further lower short-term interest rates to preserve the economic expansion. Despite the difficult third quarter, we believe the Fund is well positioned and expect to do well over the longer term.

  We sold our long bond position toward the end of the quarter. Quantitatively speaking, at a 5% yield, the long bond trades at 20x earnings, with no growth. In contrast, there are many equities with yields greater than the long bond, whose earnings and dividends are growing. Based on interest rates and the value of the S&P 500 as of September 30, the probability of stocks outperforming bonds going forward is a very high 88%, according to the more sophisticated valuation models employed by major Wall Street firms.

  As our long-term shareholders are aware, we have a fairly large weighting in REITs. REIT stock prices have been in a steady decline for most of the year, resulting in valuation levels not seen for several years. The current yield on the Morgan Stanley REIT Index is 7.8%. On a relative basis, the yield has surpassed the 200 basis point(1) spread over the 10-year treasury set in late 1990, the trough of the real estate depression.

  Likewise, compared to corporate bonds, the REITs are again in historically cheap territory. REITs are trading at positive yield spreads to the average investment-grade bond yield, for probably only the third time in the last 20 years, and only the second time in the seven years since the emergence of REITs as a true market sector. We believe REITs are very attractive, and have about 15% of the portfolio invested in this sector.

  As always, we appreciate you support and welcome your comments.

                                                             Nancy Dennin, CFA
October 26, 1998
DJIA 8432.21

---------
(1) 100 basis points = 1%

    Performance Information

Total Return for One, Five, Ten Years and Life of Funds, as of September 30,
1998

      The returns shown are based on historical results and are not intended to indicate future performance. The investment return and principal value of an investment in each of these Funds will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Average annual returns tend to smooth out variations in a Fund's return, so they differ from actual year-to-year results. No adjustment has been made for any income taxes payable by shareholders.

      Each Fund has two classes of shares: Primary Class and Navigator Class. The Navigator Class, offered only to certain institutional investors, pays Fund expenses similar to those paid by the Primary Class, except that transfer agency fees and shareholder servicing expenses are determined separately for each class and the Navigator Class does not incur Rule 12b-1 distribution fees.

      The Funds' total returns as of September 30, 1998 were as follows:


                                                           Special                   S&P 500
                                                  Value  Investment  Total Return   Composite
                                                  Trust     Trust       Trust         Index
---------------------------------------------------------------------------------------------
    Average Annual Total Return
      Primary Class:
        One Year                                  +5.03%   -15.54%      -8.84%        +9.05%
        Five Years                               +25.44     +9.09      +14.68        +19.91
        Ten Years                                +17.42    +14.34      +13.23        +17.29
        Life of Class--Value Trust(A)            +19.50                              +17.86
        Life of Class--Special Investment Trust(A)         +12.49                    +16.36
        Life of Class--Total Return Trust(A)                           +11.15        +16.74
      Navigator Class:
        One Year                                  +6.04    -14.70       -7.89         +9.05
        Life of Class(B)                         +33.96    +15.82      +20.97        +26.02

    Cumulative Total Return
      Primary Class:
        One Year                                  +5.03%   -15.54%      -8.84%        +9.05%
        Five Years                              +210.54    +54.50      +98.32       +147.92
        Ten Years                               +398.15   +281.82     +246.38       +392.61
        Life of Class--Value Trust(A)         +1,776.00                           +1,394.45
        Life of Class--Special Investment Trust(A)        +349.11                   +590.48
        Life of Class--Total Return Trust(A)                          +289.45       +631.44
      Navigator Class:
        One Year                                  +6.04    -14.70       -7.89         +9.05
        Life of Class(B)                        +206.93    +75.63     +107.58       +142.70

---------------------------------------------------------------------------------------------

    (A) Primary class inception dates are:
        Value Trust--April 16, 1982
        Special Investment Trust--December 30, 1985
        Total Return Trust--November 21, 1985
    (B) Navigator Class inception dates for each fund--December 1, 1994

    Value Trust

Illustration of an Assumed Investment of $10,000 made on April 16, 1982 (inception of the Value Trust Primary Class)


               [LINE GRAPH APPEARS HERE -- SEE PLOT POINTS BELOW]


                                Value of original
                                shares purchased
          Value of shares       plus shares acquired
          acquired through      through reinvestment
          reinvestment of       of capital gain
          income dividends      distributions


4/16/82     $10,000                $10,000
3/31/83      16,400.97              16,160
3/31/84      19,425.44              18,870.5
3/31/85      24,682.58              23,582.98
3/31/86      34,509.72              32,555.48
3/31/87      37,924.3               35,503.58
3/31/88      34,729.33              32,267.83
3/31/89      41,109.15              37,650.23
3/31/90      44,289.55              39,890.82
3/31/91      43,013.79              37,701.34
3/31/92      51,413.83              44,210.32
3/31/93      59,003.27              50,183.93
3/31/94      62,337.34              52,789.39
3/31/95      68,426.55              57,816.96
3/31/96      97,226.16              82,355.78
3/31/97     129,881.47             110,379.07
3/31/98     201,761                172,947
9/30/98     187,600                161,322


                        --------------------------------


Selected Portfolio Performance*

    Strong performers for the 3rd quarter 1998
    -------------------------------------------
    1. Dell Computer Corporation         +41.7%
    2. Philip Morris Companies, Inc.     +17.0%
    3. The Kroger Co.                    +16.6%
    4. Amgen Inc.                        +15.6%
    5. International Business Machines
        Corporation                      +11.5%
    6. Compaq Computer Corporation       +11.5%
    7. Nokia Oyj                          +8.1%
    8. Fannie Mae                         +5.8%
    9. Seagate Technology, Inc.           +5.3%
   10. Freddie Mac                        +5.1%

     *Securities held for the entire quarter.

    Weak performers for the 3rd quarter 1998
    -------------------------------------------
    1. PennCorp Financial Group, Inc.    -89.3%
    2. Foundation Health Systems, Inc.   -64.5%
    3. The Bear Stearns Companies, Inc.  -45.6%
    4. Circus Circus Enterprises, Inc.   -44.3%
    5. Chase Manhattan Corporation       -42.7%
    6. Storage Technology Corporation    -41.4%
    7. BankBoston Corporation            -40.7%
    8. Hilton Hotels Corporation         -40.1%
    9. Citicorp                          -37.7%
   10. Philips Electronics N.V.          -37.2%

Portfolio Changes

    Securities added during the 3rd quarter 1998
    --------------------------------------------
    Mirage Resorts, Incorporated
    United HealthCare Corporation

    Securities sold during the 3rd quarter 1998
    -------------------------------------------
    RJR Nabisco Holdings Corp.
    United States Treasury Bonds, 6.625%, 02/15/27

    Special Investment Trust

Illustration of an Assumed Investment of $10,000 made on December 30, 1985 (inception of the Special Investment Trust Primary Class)


               [LINE GRAPH APPEARS HERE -- SEE PLOT POINTS BELOW]


                                Value of original
                                shares purchased
          Value of shares       plus shares acquired
          acquired through      through reinvestment
          reinvestment of       of capital gain
          income dividends      distributions

12/30/85    $10,000                 $10,000
 3/31/86     11,530                  11,530
 3/31/87     13,073                  13,050.76
 3/31/88     11,219.7                11,106.84
 3/31/89     13,125.95               12,981.74
 3/31/90     15,142.97               14,889.53
 3/31/91     18,391.89               17,776.51
 3/31/92     22,154.2                21,249.28
 3/31/93     24,481.5                23,528.14
 3/31/94     29,708.01               28,511.3
 3/31/95     27,814.8                26,706.89
 3/31/96     35,733.08               34,291
 3/31/97     39,870.52               38,344.53
 3/31/98     56,969                  54,898
 9/30/98     44,911                  43,404


                        --------------------------------


Selected Portfolio Performance*

    Strong performers for the 3rd quarter 1998
    ------------------------------------------
    1. Olsen & Associates AG          +9.7%
    2. America Online, Inc.           +5.0%
    3. Hadco Corp.                    +4.0%
    4. Gateway 2000, Inc.             +3.0%
    5. Bell & Howell Company          +0.5%
    6. Hollywood Entertainment Corp.  +0.5%
    7. Northeast Utilities System     -1.1%
    8. Players International, Inc.    -4.4%
    9. Western Digital Corporation    -9.0%
   10. Calenergy Company, Inc.       -11.9%

     *Securities held for the entire quarter.

    Weak performers for the 3rd quarter 1998
    -----------------------------------------
    1. PennCorp Financial Group, Inc.  -89.3%
    2. Mego Financial Corp.            -77.3%
    3. Cell Genesys, Inc.              -62.8%
    4. Magellan Health Services, Inc.  -57.4%
    5. ICG Communications              -53.9%
    6. Circus Circus Enterprises, Inc. -44.3%
    7. Storage Technology Corporation  -41.4%
    8. InaCom Corp.                    -40.6%
    9. Orion Capital Corporation       -36.1%
   10. Amerin Corporation              -35.3%

Portfolio Changes

    Securities added during the 3rd quarter 1998
    --------------------------------------------
    ICO Global Communications (Holdings) Limited
    Liz Claiborne, Inc.
    PhyCor, Inc.
    Symantec Corporation

    Securities sold during the 3rd quarter 1998
    -------------------------------------------
    The Bear Stearns Companies, Inc.
    Danaher Corporation
    John Alden Financial Corporation
    Madge Networks N.V.
    Mirage Resorts, Incorporated
    Philip Services Corp.
    Sun Healthcare Group Inc.

    Total Return Trust

Illustration of an Assumed Investment of $10,000 made on November 21, 1985 (inception of the Total Return Trust Primary Class)


               [LINE GRAPH APPEARS HERE -- SEE PLOT POINTS BELOW]


                                Value of original
                                shares purchased
          Value of shares       plus shares acquired
          acquired through      through reinvestment
          reinvestment of       of capital gain
          income dividends      distributions

11/21/85    $10,000                 $10,000
 3/31/86     10,780                  10,780
 3/31/87     11,884.09               11,673.03
 3/31/88     10,675                  10,295.43
 3/31/89     12,293                  11,689.85
 3/31/90     12,720.53               11,874.31
 3/31/91     12,714.62               11,498.61
 3/31/92     15,714.56               13,884.21
 3/31/93     18,839.3                16,234.03
 3/31/94     19,701.15               16,637.21
 3/31/95     19,916.82               16,637.21
 3/31/96     26,535.98               21,341.73
 3/31/97     32,992.2                26,102.28
 3/31/98     46,995                  37,430
 9/30/98     38,945                  30,894


                        --------------------------------


Selected Portfolio Performance*

    Strong performers for the 3rd quarter 1998
    ---------------------------------------------
    1. International Business Machines
         Corporation                       +11.5%
    2. Briggs & Stratton Corporation        +9.9%
    3. UST, Inc.                            +9.5%
    4. RJR Nabisco Holdings Corp.           +6.1%
    5. Mid-America Apartment
         Communities, Inc.                  -1.7%
    6. Illinova Corporation                 -4.4%
    7. Nationwide Health Properties, Inc.   -5.8%
    8. Walden Residential Properties, Inc.  -6.1%
    9. Telefonos de Mexico S.A. ADR         -7.9%
   10. AK Steel Holding Corporation         -8.0%

     *Securities held for the entire quarter.

    Weak performers for the 3rd quarter 1998
    ---------------------------------------------
    1. Tupperware Corporation              -58.2%
    2. The Bear Stearns Companies, Inc.    -45.6%
    3. Chase Manhattan Corporation         -42.7%
    4. J.C. Penney Company, Inc.           -37.9%
    5. Starwood Hotels & Resorts           -36.9%
    6. Toys "R" Us, Inc.                   -31.3%
    7. Olin Corporation                    -31.2%
    8. BankAmerica Corporation             -30.4%
    9. LaSalle Re Holdings Ltd.            -29.7%
   10. Northrop Grumman Corporation        -29.2%

Portfolio Changes

    Securities added during the 3rd quarter 1998
    --------------------------------------------
    Brunswick Corporation

    Securities sold during the 3rd quarter 1998
    ----------------------------------------------
    Chrysler Corporation
    Dynex Capital, Inc.
    Fannie Mae
    Hercules, Inc.
    Hutchinson Technology, Inc. Bonds, 6%, 3/15/05
    United States Treasury Bonds, 6%, 3/15/05

Statement of Net Assets
September 30, 1998  (Unaudited)
(Amounts in Thousands)


Legg Mason Value Trust, Inc.

                                                                       Shares/Par          Value
----------------------------------------------------------------------------------------------------
Common Stocks and Equity Interests -- 91.6%
    Automotive -- 3.1%
    Chrysler Corporation                                                1,725         $   82,584
    Ford Motor Company                                                    550             25,816
    General Motors Corporation                                          1,200             65,625
                                                                                      ----------
                                                                                         174,025
                                                                                      ----------
    Banking -- 13.2%
    BankAmerica Corporation                                             1,500             90,188
    BankBoston Corporation                                              3,369            111,167
    Chase Manhattan Corporation                                         4,100            177,325
    Citicorp                                                            1,850            171,934
    Fleet Financial Group, Inc.                                           669             49,141
    Lloyds TSB Group plc                                                8,011             89,751
    Zions Bancorporation                                                1,403             57,252
                                                                                      ----------
                                                                                         746,758
                                                                                      ----------
    Computer Services and Systems -- 21.5%
    Compaq Computer Corporation                                         5,790            183,109
    Dell Computer Corporation                                           9,600            631,200(A)
    International Business Machines Corporation                         1,275            163,200
    Seagate Technology, Inc.                                            2,000             50,125(A)
    Storage Technology Corporation                                      5,740            146,011(A,B)
    Western Digital Corporation                                         4,000             43,000(A)
                                                                                      ----------
                                                                                       1,216,645
                                                                                      ----------
    Electrical Equipment -- 1.8%
    Philips Electronics N.V.                                            1,900            101,413
                                                                                      ----------

    Entertainment -- 3.0%
    Circus Circus Enterprises, Inc.                                     5,200             49,075(A,B)
    MGM Grand, Inc.                                                     2,570             59,271(A)
    Mirage Resorts, Incorporated                                        3,537             59,236(A)
                                                                                      ----------
                                                                                         167,582
                                                                                      ----------
    Finance -- 9.0%
    Fannie Mae                                                          3,200            205,600
    Freddie Mac                                                         2,000             98,875
    MBNA Corporation                                                    4,245            121,525
    The Bear Stearns Companies, Inc.                                    2,725             84,305
                                                                                      ----------
                                                                                         510,305
                                                                                      ----------
    Food, Beverage and Tobacco -- 3.7%
    PepsiCo, Inc.                                                       1,700             50,044
    Philip Morris Companies, Inc.                                       3,400            156,612
                                                                                      ----------
                                                                                         206,656
                                                                                      ----------


                                                                       Shares/Par          Value
----------------------------------------------------------------------------------------------------
    Food Merchandising -- 2.1%
    The Kroger Co.                                                      2,400         $  120,000(A)
                                                                                      ----------

    Health Care -- 4.5%
    Columbia/HCA Healthcare Corporation                                 4,800             96,300
    Foundation Health Systems, Inc.                                     8,105             75,984(A,B)
    United HealthCare Corporation                                       2,300             80,500
                                                                                      ----------
                                                                                         252,784
                                                                                      ----------

    Hotels and Motels -- 1.5%
    Hilton Hotels Corporation                                           4,780             81,559
                                                                                      ----------

    Insurance -- 4.6%
    Ambac Financial Group, Inc.                                           766             36,768
    Conseco, Inc.                                                       2,700             82,519
    General Re Corporation                                                550            111,650
    MBIA, Inc.                                                            510             27,381
    Penncorp Financial Group, Inc.                                      1,900              4,156(B)
                                                                                      ----------
                                                                                         262,474
                                                                                      ----------
    Manufacturing -- 1.3%
    Danaher Corporation                                                 2,400             72,000
                                                                                      ----------

    Media -- 7.9%
    America Online, Inc.                                                4,025            447,781(A)
                                                                                      ----------

    Motion Pictures andServices -- 0.3%
    Metro-Goldwyn-Mayer, Inc.                                           1,200             16,650(A)
                                                                                      ----------

    Pharmaceuticals -- 2.0%
    Amgen Inc.                                                          1,500            113,344(A)
                                                                                      ----------

    Real Estate  -- 2.1%
    Starwood Hotels & Resorts                                           3,909            119,224
                                                                                      ----------

    Retail Sales -- 1.8%
    Toys "R" Us, Inc.                                                   6,300            101,981(A)
                                                                                      ----------

    Savings and Loan -- 2.3%
    H.F. Ahmanson & Company                                               554             30,719
    Washington Mutual, Inc.                                             3,000            101,250
                                                                                      ----------
                                                                                         131,969
                                                                                      ----------

                                                                       Shares/Par          Value
----------------------------------------------------------------------------------------------------
    Telecommunications -- 5.9%
    MCI WorldCom, Inc.                                                  3,178         $  155,333(A)
    Nokia Oyj                                                           1,400            109,812
    Telefonos de Mexico S.A. ADR                                        1,600             70,800
                                                                                      ----------
                                                                                         335,945
                                                                                      ----------
    Total Common Stocks and Equity Interests
      (Identified Cost-- $3,386,492)                                                   5,179,095
----------------------------------------------------------------------------------------------------
Repurchase Agreements -- 5.3%
    Goldman, Sachs & Company
      5.64%, dated 9/30/98, to be repurchased at $100,391 on 10/1/98
      (Collateral: $103,105 Fannie Mae Mortgage-backed securities,
      6% due 8/1/13, value $103,138)                               $  100,375            100,375

    J.P. Morgan Securities, Inc.
      5.60%, dated 9/30/98, to be repurchased at $100,391 on 10/1/98
      (Collateral: $102,112 Fannie Mae Mortgage-backed securities,
      6.50% due 4/1/28 - 9/1/28, value $104,210)                      100,376            100,376

    Prudential Securities, Inc.
      5.60%, dated 9/30/98, to be repurchased at $100,391 on 10/1/98
      (Collateral: $102,953 Fannie Mae Mortgage-backed securities,
      6% due 9/1/13, value $104,287)                                  100,376            100,376
                                                                                      ----------
    Total Repurchase Agreements (Identified Cost -- $301,127)                            301,127
----------------------------------------------------------------------------------------------------
    Total Investments-- 96.9%  (Identified Cost-- $3,687,619)                          5,480,222
    Other Assets Less Liabilities-- 3.1%                                                 174,026
                                                                                      ----------

    Net assets consisting of:
    Accumulated paid-in capital applicable to:
      114,956 Primary shares outstanding                           $3,432,844
        8,693 Navigator shares outstanding                            347,365
    Accumulated net operating loss                                     (5,877)
    Undistributed net realized gain on investments                     87,275
    Unrealized appreciation of investments                          1,792,641
                                                                   ----------

    Net assets-- 100.0%                                                               $5,654,248
                                                                                      ==========
    Net asset value per share:

      Primary Class                                                                       $45.68
                                                                                          ======
      Navigator Class                                                                     $46.33
                                                                                          ======
----------------------------------------------------------------------------------------------------

(A) Non-income producing
(B) Affiliated Companies--As defined in the Investment Company Act of 1940, an "Affiliated Company" represents fund ownership of at least 5% of the outstanding voting securities of the issuer. At September 30, 1998, the total market value of Affiliated Companies was $275,226 and the identified cost was $477,467.

See notes to financial statments.

Statement of Net Assets
September  30, 1998  (Unaudited)
(Amounts in Thousands)


Legg Mason Special Investment Trust, Inc.

                                                                       Shares/Par          Value
----------------------------------------------------------------------------------------------------
Common Stocks and Equity Interests -- 98.6%
    Advertising -- 4.8%
    WPP Group plc                                                      13,250         $   61,103
                                                                                      ----------

    Banking -- 2.1%
    Peoples Heritage Financial Group, Inc.                              1,500             26,906
                                                                                      ----------

    Biotechnology -- 0.3%
    Cell Genesys, Inc.                                                  1,225              3,905(A)
                                                                                      ----------

    Computer Services and Systems -- 25.2%
    Bell & Howell Company                                               1,000             25,938(A)
    Gateway 2000, Inc.                                                  1,800             93,825(A)
    ICG Communications                                                  1,708             28,814(A)
    InaCom Corp.                                                        1,361             25,679(A,B)
    Quantum Corporation                                                 2,165             34,363(A)
    Storage Technology Corporation                                      2,000             50,875(A)
    Symantec Corporation                                                2,500             32,969(A)
    Western Digital Corporation                                         2,700             29,025(A)
                                                                                      ----------
                                                                                         321,488
                                                                                      ----------
    Computer Software -- 1.8%
    Sybase, Inc.                                                        3,700             22,316(A)
                                                                                      ----------
    Electronics - Semiconductor -- 2.4%
    Hadco Corp.                                                         1,255             30,434(A,B)
                                                                                      ----------
    Energy -- 6.3%
    Calenergy Company, Inc.                                             1,150             30,475(A)
    Northeast Utilities System                                          3,000             50,250(A)
                                                                                      ----------
                                                                                          80,725
                                                                                      ----------
    Entertainment -- 7.7%
    Circus Circus Enterprises, Inc.                                     1,800             16,987(A)
    Hollywood Entertainment Corp.                                       3,224             43,930(A,B)
    Hollywood Park, Inc.                                                2,515             26,093(A,B)
    Players International, Inc.                                         2,485             11,804(A,B)
                                                                                      ----------
                                                                                          98,814
                                                                                      ----------

    Finance -- 5.7%
    Amerin Corporation                                                  1,700             32,088(A,B)
    Mego Financial Corp.                                                  300                234(A)
    United Asset Management Corporation                                 1,850             39,775
                                                                                      ----------
                                                                                          72,097
                                                                                      ----------

                                                                       Shares/Par          Value
----------------------------------------------------------------------------------------------------
    Food, Beverage and Tobacco -- 2.0%
    Cott Corporation                                                    4,700         $   25,262(B)
                                                                                      ----------

    Health Care -- 3.5%
    Magellan Health Services, Inc.                                      2,000             21,625(A,B)
    PhyCor, Inc.                                                        4,500             22,500(A,B)
                                                                                      ----------
                                                                                          44,125
                                                                                      ----------
    Insurance -- 8.1%
    CMAC Investment Corporation                                           560             24,360
    Enhance Financial Services Group, Inc.                              1,110             32,814
    Orion Capital Corporation                                           1,200             42,825
    PennCorp Financial Group, Inc.                                      1,800              3,938(B)
                                                                                      ----------
                                                                                         103,937
                                                                                      ----------
    Media -- 21.1%
    America Online, Inc.                                                2,335            259,769(A)
    USA Networks,Inc.                                                     520             10,107(A)
                                                                                      ----------
                                                                                         269,876
                                                                                      ----------
    Miscellaneous -- 0.2%
    Olsen & Associates AG                                                 300              2,173(A,C)
                                                                                      ----------

    Networking Products -- 3.2%
    Cabletron Systems, Inc.                                             3,662             41,200(A)
                                                                                      ----------

    Real Estate -- 2.2%
    Dynex Capital, Inc.                                                 1,763             14,877
    LASER Mortgage Management, Inc.                                     1,795             13,462(B)
                                                                                      ----------
                                                                                          28,339
                                                                                      ----------

    Specialty Retail -- 1.1%
    Liz Claiborne, Inc.                                                   525             13,748
                                                                                      ----------

    Telecommunications -- 0.9%
    ICO Global Communications (Holdings) Limited                        1,136             11,356
                                                                                      ----------

    Total Common Stocks and Equity Interests
      (Identified Cost-- $1,032,794)                                                   1,257,804
----------------------------------------------------------------------------------------------------

                                                                       Shares/Par          Value
----------------------------------------------------------------------------------------------------
Repurchase Agreements -- 1.9%
    Goldman, Sachs & Company
      5.64%, dated 9/30/98, to be repurchased at $8,280 on 10/1/98
      (Collateral: $8,303 Fannie Mae Mortgage-backed securities,
      6.50% due 11/1/24, value $8,479)                             $    8,279         $    8,279

    J.P. Morgan Securities, Inc.
      5.60%, dated 9/30/98, to be repurchased at $8,280 on 10/1/98
      (Collateral: $8,422 Fannie Mae Mortgage-backed securities,
      6.50% due 9/1/28, value $8,595)                                   8,279              8,279

    Prudential Securities, Inc.
      5.60%, dated 9/30/98, to be repurchased at $8,280 on 10/1/98
      (Collateral: $8,496 Fannie Mae Mortgage-backed securities,
      6% due 9/1/13, value $8,606)                                      8,279              8,279
                                                                                      ----------
    Total Repurchase Agreements (Identified Cost -- $24,837)                              24,837
----------------------------------------------------------------------------------------------------
    Total Investments-- 100.5%  (Identified Cost-- $1,057,631)                         1,282,641
    Other Assets Less Liabilities-- (0.5)%                                                (6,468)
                                                                                      ----------

    Net assets consisting of:
    Accumulated paid-in capital applicable to:
      46,815 Primary shares outstanding                            $1,016,206
       1,818 Navigator shares outstanding                              40,301
    Accumulated net operating loss                                     (6,949)
    Undistributed net realized gain on investments                      1,605
    Unrealized appreciation of investments                            225,010
                                                                   ----------

    Net assets-- 100.0%                                                               $1,276,173
                                                                                      ==========

    Net asset value per share:

      Primary Class                                                                       $26.20
                                                                                          ======

      Navigator Class                                                                     $27.20
                                                                                          ======
----------------------------------------------------------------------------------------------------

(A) Non-income producing
(B) Affiliated Companies--As defined in the Investment Company Act of 1940, an "Affiliated Company" represents Fund ownership of at least 5% of the outstanding voting securities of the issuer. At September 30, 1998, the total market value of Affiliated Companies was $256,815 and the identified cost was $384,501.
(C) Private placement

See notes to financial statements.

Statement of Net Assets
September 30, 1998  (Unaudited)
(Amounts in Thousands)


Legg Mason Total Return Trust, Inc.

                                                                       Shares/Par          Value
----------------------------------------------------------------------------------------------------
Common Stocks and Equity Interests -- 96.4%
    Aerospace/Defense -- 3.3%
    Northrop Grumman Corporation                                          267         $   19,520
                                                                                      ----------

    Automotive -- 5.3%
    Ford Motor Company                                                    300             14,081
    General Motors Corporation                                            310             16,953
                                                                                      ----------
                                                                                          31,034
                                                                                      ----------
    Banking -- 14.8%
    BankAmerica Corporation                                               245             14,731
    Chase Manhattan Corporation                                           360             15,570
    Fleet Financial Group, Inc.                                           180             13,219
    Lloyds TSB Group plc                                                2,222             24,899
    Union Planters Corporation                                            372             18,698
                                                                                      ----------
                                                                                          87,117
                                                                                      ----------
    Chemicals -- 3.2%
    Olin Corporation                                                      645             18,489
                                                                                      ----------

    Computer Services and Systems -- 7.3%
    International Business Machines Corporation                           335             42,880
                                                                                      ----------

    Consumer Products -- 1.8%
    Brunswick Corporation                                                 150              1,940
    Tupperware Corporation                                                721              8,472
                                                                                      ----------
                                                                                          10,412
                                                                                      ----------

    Electric Utilities -- 6.4%
    Edison International                                                  685             17,596
    Illinova Corporation                                                  690             19,794
                                                                                      ----------
                                                                                          37,390
                                                                                      ----------

    Finance -- 3.4%
    The Bear Stearns Companies, Inc.                                      377             11,656
    United Asset Management Corporation                                   391              8,400
                                                                                      ----------
                                                                                          20,056
                                                                                      ----------
    Food, Beverage and Tobacco -- 6.2%
    RJR Nabisco Holdings Corp.                                            650             16,372
    UST, Inc.                                                             685             20,250
                                                                                      ----------
                                                                                          36,622
                                                                                      ----------

                                                                       Shares/Par          Value
----------------------------------------------------------------------------------------------------
    Insurance -- 9.0%
    American Financial Group Inc.                                         420         $   13,597
    Enhance Financial Services Group, Inc.                                611             18,051
    IPC Holdings Limited                                                  463             10,649
    LaSalle Re Holdings Ltd.                                              404             10,764
                                                                                      ----------
                                                                                          53,061
                                                                                      ----------

    Manufacturing -- 7.2%
    Briggs & Stratton Corporation                                       1,028             42,264
                                                                                      ----------

    Oil Refining and Marketing -- 1.6%
    Ultramar Diamond Shamrock Corporation                                 416              9,469
                                                                                      ----------


    Real Estate -- 15.1%
    Crescent Real Estate Equities Company                                 215              5,429
    Mid-America Apartment Communities, Inc.                               490             12,674
    National Golf Properties, Inc.                                        531             14,663
    Nationwide Health Properties, Inc.                                    600             13,500
    Regency Realty Corporation                                            505             11,574
    Starwood Hotels & Resorts                                             304              9,272
    Tanger Factory Outlet Centers, Inc.                                   498             11,296(B)
    Walden Residential Properties, Inc.                                   450             10,350
                                                                                      ----------
                                                                                          88,758
                                                                                      ----------
    Retail Sales -- 4.6%
    J.C. Penney Company, Inc.                                             281             12,632
    Toys "R" Us, Inc.                                                     895             14,481(A)
                                                                                      ----------
                                                                                          27,113
                                                                                      ----------

    Savings and Loan -- 2.1%
    Washington Federal, Inc.                                              486             12,158
                                                                                      ----------

    Steel Products -- 3.4%
    AK Steel Holding Corporation                                          682             11,215
    British Steel plc                                                     472              8,585
                                                                                      ----------
                                                                                          19,800
                                                                                      ----------
    Telecommunications -- 1.7%
    Telefonos de Mexico S.A. ADR                                          231             10,226
                                                                                      ----------
    Total Common Stocks and Equity Interests
      (Identified Cost -- $518,507)                                                      566,369
----------------------------------------------------------------------------------------------------

                                                                       Shares/Par          Value
----------------------------------------------------------------------------------------------------
Repurchase Agreements -- 3.6%
    Goldman, Sachs & Company
      5.64%, dated 9/30/98, to be repurchased at $7,135 on 10/1/98
      (Collateral: $7,135 Fannie Mae Mortgage-backed securities,
      6.50% due 11/1/24, value $7,306)                             $    7,134         $    7,134

    J.P. Morgan Securities, Inc.
      5.60%, dated 9/30/98, to be repurchased at $7,135 on 10/1/98
      (Collateral: $7,257 Fannie Mae Mortgage-backed securities,
      6.50% due 9/1/28, value $7,406)                                   7,134              7,134

    Prudential Securities, Inc.
      5.60%, dated 9/30/98, to be repurchased at $7,135 on 10/1/98
      (Collateral: $7,318 Fannie Mae Mortgage-backed securities,
      6% due 9/1/13, value $7,412)                                      7,134              7,134
                                                                                      ----------
    Total Repurchase Agreements (Identified Cost -- $21,402)                              21,402
----------------------------------------------------------------------------------------------------
    Total Investments-- 100.0%  (Identified Cost-- $539,909)                             587,771
    Other Assets Less Liabilities-- N.M.                                                      34
                                                                                      ----------

    Net assets consisting of:
    Accumulated paid-in capital applicable to:
      29,129 Primary shares outstanding                            $  483,642
         782 Navigator shares outstanding                              12,937
    Undistributed net investment income                                 2,993
    Undistributed net realized gain on investments                     40,361
    Unrealized appreciation of investments                             47,872
                                                                   ----------

    Net assets --100.0%                                                               $  587,805
                                                                                      ==========
    Net asset value per share:

      Primary Class                                                                       $19.65
                                                                                          ======
      Navigator Class                                                                     $19.78
                                                                                          ======
----------------------------------------------------------------------------------------------------

(A) Non-income producing.
(B) Affiliated Company--As defined in the Investment Company Act of 1940 an "Affiliated Company" represents Fund ownership of at least 5% of the outstanding voting securities of the issuer. At September 30, 1998, the total market value of Affiliated Companies was $11,296 and the identified cost was $12,892.
N.M. Not meaningful

See notes to financial statements.

Statements of Operations
(Amounts in Thousands)  (Unaudited)

                                                                        Six Months Ended 9/30/98
                                                           ---------------------------------------------
                                                               Value   Special Investment   Total Return
                                                               Trust          Trust            Trust
--------------------------------------------------------------------------------------------------------
Investment Income:
    Dividends:
      Affiliated companies                                 $      --       $     682        $     254
      Other securities(A)                                     25,110           4,141           11,634
    Interest                                                  15,618           2,182            1,542
                                                           ---------       ---------        ---------
        Total income                                          40,728           7,005           13,430
                                                           ---------       ---------        ---------

Expenses:
    Investment advisory fee                                   18,895           5,659            2,609
    Distribution and service fees                             25,672           7,449            3,393
    Transfer agent and shareholder servicing expense           1,058             447              204
    Audit and legal fees                                          89              47               26
    Custodian fee                                                397             178               95
    Directors' fees                                                9               9                6
    Registration fees                                            223              57               44
    Reports to shareholders                                      222             115               42
    Other expenses                                                80              17               10
                                                           ---------       ---------        ---------
                                                              46,645          13,978            6,429
        Less expenses reimbursed                                 (40)            (24)              --
                                                           ---------       ---------        ---------
        Total expenses, net of reimbursement                  46,605          13,954            6,429
                                                           ---------       ---------        ---------
    Net Investment Income (Loss)                              (5,877)         (6,949)           7,001
                                                           ---------       ---------        ---------

Net Realized and Unrealized Gain (Loss) on Investments:
    Realized gain (loss) on investments(B)                    87,603           1,252           40,444
    Change in unrealized appreciation (depreciation)
      of investments                                        (530,210)       (341,543)        (172,219)
                                                           ---------       ---------        ---------
    Net Realized and Unrealized Gain (Loss) on Investments  (442,607)       (340,291)        (131,775)
--------------------------------------------------------------------------------------------------------

    Change in Net Assets Resulting from Operations         $(448,484)      $(347,240)       $(124,774)
--------------------------------------------------------------------------------------------------------

(A) Net of foreign taxes withheld of $14, $23 and $146, respectively.
(B) Includes net realized losses of $561 for Special Investment Trust on sale of shares of Affiliated Companies. Value Trust and Total Return Trust did not sell any shares of Affiliated Companies during the period.

See notes to financial statements.

Statements of Changes in Net Assets
(Amounts in Thousands)

                                                    Value                 Special Investment               Total Return
                                                    Trust                       Trust                          Trust
                                          ------------------------    --------------------------      ----------------------
                                           Six Months      Year       Six Months         Year         Six Months      Year
                                              Ended        Ended         Ended           Ended           Ended        Ended
                                             9/30/98      3/31/98       9/30/98         3/31/98         9/30/98      3/31/98
----------------------------------------------------------------------------------------------------------------------------
                                           (Unaudited)                (Unaudited)                     (Unaudited)
Change in Net Assets:
    Net investment income (loss)          $   (5,877)   $     (915)   $  (6,949)      $  (13,486)     $   7,001     $ 11,268
    Net realized gain (loss) on investments   87,603       265,457        1,252          141,560         40,444       35,393
    Change in unrealized appreciation
      (depreciation) of investments         (530,210)    1,219,286     (341,543)         320,630       (172,219)     134,822
----------------------------------------------------------------------------------------------------------------------------
    Change in net assets resulting
      from operations                       (448,484)    1,483,828     (347,240)         448,704       (124,774)     181,483

Distributions to shareholders:
      From net investment income:
          Primary Class                           --        (1,871)          --               --         (7,210)      (9,038)
          Navigator Class                         --          (833)          --               --           (323)        (356)
      From net realized gain on investments:
          Primary Class                     (100,928)     (184,252)    (115,697)         (55,315)       (18,764)     (43,292)
          Navigator Class                     (4,085)       (6,674)      (4,377)          (2,378)          (466)      (1,205)
    Change in net assets from Fund share
      transactions:
          Primary Class                      973,401     1,330,278      121,728          232,869         19,562      195,828
          Navigator Class                    244,271        49,445        3,124            5,656          1,453        4,401
----------------------------------------------------------------------------------------------------------------------------
    Change in net assets                     664,175     2,669,921     (342,462)         629,536       (130,522)     327,821
Net Assets:
    Beginning of period                    4,990,073     2,320,152    1,618,635          989,099        718,327      390,506
----------------------------------------------------------------------------------------------------------------------------
    End of period                         $5,654,248    $4,990,073   $1,276,173       $1,618,635      $ 587,805     $718,327
----------------------------------------------------------------------------------------------------------------------------
    Undistributed net investment income (loss)
        end of period                     $   (5,877)   $       --   $   (6,949)      $       --      $   2,993     $  3,525
----------------------------------------------------------------------------------------------------------------------------

See notes to financial statements.

Financial Highlights


   Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data. This information has been derived from information provided in the financial statements.

                                            Investment Operations                     Distributions
                                    ------------------------------------- --------------------------------------
                                                                                        From
                         Net Asset     Net      Net Realized     Total      From        Net                     Net Asset
                           Value,   Investment and Unrealized     From       Net      Realized                    Value,
                         Beginning    Income   Gain (Loss) on  Investment Investment   Gain on         Total      End of
                         of Period    (Loss)     Investments   Operations   Income   Investments   Distributions  Period
-------------------------------------------------------------------------------------------------------------------------
Value Trust
    --Primary Class
      Six Months Ended
      Sept. 30, 1998*     $50.10     $(.06)      $ (3.37)      $ (3.43)     $  --     $ (.99)        $ (.99)      $45.68
      Years Ended Mar. 31,
      1998                 34.11      (.02)        18.37         18.35       (.04)     (2.32)         (2.36)       50.10
      1997                 26.99       .13          8.68          8.81       (.16)     (1.53)         (1.69)       34.11
      1996                 20.21       .19          8.00          8.19       (.17)     (1.24)         (1.41)       26.99
      1995                 18.50       .10          1.70          1.80       (.05)      (.04)          (.09)       20.21
      1994                 17.81       .08           .92          1.00       (.11)      (.20)          (.31)       18.50

    --Navigator Class
      Six Months Ended
      Sept. 30, 1998*     $50.57     $ .09       $ (3.34)      $ (3.25)     $  --     $ (.99)        $ (.99)      $46.33
      Years Ended Mar. 31,
      1998                 34.30       .35         18.55         18.90       (.31)     (2.32)         (2.63)       50.57
      1997                 27.08       .41          8.75          9.16       (.41)     (1.53)         (1.94)       34.30
      1996                 20.27       .43          8.02          8.45       (.40)     (1.24)         (1.64)       27.08
      1995(A)              18.76       .12          1.40          1.52       (.01)        --           (.01)       20.27

Special Investment Trust
    --Primary Class
      Six Months Ended
      Sept. 30, 1998*     $36.02     $(.15)      $ (7.02)      $ (7.17)     $  --     $(2.65)        $(2.65)      $26.20
      Years Ended Mar. 31,
      1998                 26.55      (.31)        11.28         10.97         --      (1.50)         (1.50)       36.02
      1997                 25.09      (.23)         3.10          2.87         --      (1.41)         (1.41)       26.55
      1996                 19.96        --          5.60          5.60         --       (.47)          (.47)       25.09
      1995                 21.56      (.06)        (1.31)        (1.37)        --       (.23)          (.23)       19.96
      1994                 17.91      (.11)         3.93          3.82       (.03)      (.14)          (.17)       21.56

    --Navigator Class
      Six Months Ended
      Sept. 30, 1998*     $37.12     $ .02       $ (7.29)      $ (7.27)     $  --     $(2.65)        $(2.65)      $27.20
      Years Ended Mar. 31,
      1998                 27.04        --         11.58         11.58         --      (1.50)         (1.50)       37.12
      1997                 25.26       .02          3.17          3.19         --      (1.41)         (1.41)       27.04
      1996                 20.03       .09          5.78          5.87       (.17)      (.47)          (.64)       25.26
      1995(A)              19.11       .07           .85           .92         --         --             --        20.03
-------------------------------------------------------------------------------------------------------------------------

                                                Ratios/Supplemental Data
                             ----------------------------------------------------------------
                                                           Net
                                                        Investment               Net Assets,
                                          Expenses     Income (Loss) Portfolio     End of
                             Total       to Average     to Average   Turnover      Period
                             Return      Net Assets     Net Assets     Rate    (in thousands)
---------------------------------------------------------------------------------------------
Value Trust
    --Primary Class
      Six Months Ended
      Sept. 30, 1998*     (7.02)%(B)      1.70%(C)        (.25)%(C)   16.54%(C)   $5,251,550
      Years Ended Mar. 31,
      1998                55.34%          1.73%            (.1)%      12.9%        4,810,409
      1997                33.59%          1.77%             .4%       10.5%        2,236,400
      1996                42.09%          1.82%             .8%       19.6%        1,450,774
      1995                 9.77%          1.81%             .5%       20.1%          986,325
      1994                 5.65%          1.82%             .5%       25.5%          912,418

    --Navigator Class
      Six Months Ended
      Sept. 30, 1998*     (6.59)%(B)       .73%(C)         .72%(C)    16.54%(C)   $  402,698
      Years Ended Mar. 31,
      1998                56.90%           .73%             .9%       12.9%          179,664
      1997                34.97%           .77%            1.4%       10.5%           83,752
      1996                43.53%           .82%            1.8%       19.6%           52,332
      1995(A)              8.11%(B)        .82%(C)         1.8%(C)    20.1%(C)        36,519

Special Investment Trust
    --Primary Class
      Six Months Ended
      Sept. 30, 1998*    (21.17)%(B)      1.84%(C)        (.94)%(C)   33.72%(C)   $1,226,708
      Years Ended Mar. 31,
      1998                42.88%          1.86%           (1.1)%      29.8%        1,555,336
      1997                11.58%          1.92%            (.9)%      29.2%          947,684
      1996                28.47%          1.96%             --        35.6%          792,240
      1995                (6.37)%         1.93%            (.2)%      27.5%          612,093
      1994                21.35%          1.94%            (.6)%      16.7%          565,486
    --Navigator Class
      Six Months Ended
      Sept. 30, 1998*    (20.79)%(B)       .78%(C)         .11%(C)    33.72%(C)   $   49,465
      Years Ended Mar. 31,
      1998                44.42%           .80%             --        29.8%           63,299
      1997                12.81%           .85%             .1%       29.2%           41,415
      1996                29.85%           .88%            1.0%       35.6%           35,731
      1995(A)              4.81%(B)        .90%(C)         1.0%(C)    27.5%(C)        26,123
---------------------------------------------------------------------------------------------

(A) For the period December 1, 1994 (commencement of sale of Navigator Class shares) to March 31, 1995.
(B) Not annualized
(C) Annualized
  * Unaudited

See notes to financial statements.

                                            Investment Operations                     Distributions
                                    ------------------------------------- --------------------------------------
                                                                                        From
                         Net Asset     Net      Net Realized     Total      From        Net                     Net Asset
                           Value,   Investment and Unrealized     From       Net      Realized                    Value,
                         Beginning    Income   Gain (Loss) on  Investment Investment   Gain on         Total      End of
                         of Period    (Loss)     Investments   Operations   Income   Investments   Distributions  Period
-------------------------------------------------------------------------------------------------------------------------
    Total Return Trust
    --Primary Class
      Six Months Ended
      Sept. 30, 1998*     $24.63     $.23        $ (4.32)      $ (4.09)     $(.25)    $ (.64)        $ (.89)      $19.65
      Years Ended Mar. 31,
      1998                 19.39      .44           7.23          7.67       (.40)     (2.03)         (2.43)       24.63
      1997                 16.45      .46           3.47          3.93       (.43)      (.56)          (.99)       19.39
      1996                 12.79      .48           3.69          4.17       (.51)        --           (.51)       16.45
      1995                 13.54      .33           (.19)          .14       (.29)      (.60)          (.89)       12.79
      1994                 13.61      .36            .24           .60       (.33)      (.34)          (.67)       13.54

    --Navigator Class
      Six Months Ended
      Sept. 30, 1998*     $24.87     $.34        $ (4.35)      $ (4.01)     $(.44)    $ (.64)        $(1.08)      $19.78
      Years Ended Mar. 31,
      1998                 19.53      .66           7.29          7.95       (.58)     (2.03)         (2.61)       24.87
      1997                 16.52      .65           3.48          4.13       (.56)      (.56)         (1.12)       19.53
      1996                 12.83      .62           3.72          4.34       (.65)        --           (.65)       16.52
      1995(A)              12.66      .15            .25           .40       (.06)      (.17)          (.23)       12.83
-------------------------------------------------------------------------------------------------------------------------
                                                Ratios/Supplemental Data
                             ----------------------------------------------------------------
                                                           Net
                                                        Investment               Net Assets,
                                          Expenses     Income (Loss) Portfolio     End of
                             Total       to Average     to Average   Turnover      Period
                             Return      Net Assets     Net Assets     Rate    (in thousands)
---------------------------------------------------------------------------------------------
    Total Return Trust
    --Primary Class
      Six Months Ended
      Sept. 30, 1998*    (17.13)%(B)      1.87%(C)        1.98%(C)    38.0%(C)    $  572,338
      Years Ended Mar. 31,
      1998                42.44%          1.88%           2.1%        20.6%          700,535
      1997                24.33%          1.93%           2.6%        38.4%          380,458
      1996                33.23%          1.95%           3.2%        34.7%          267,010
      1995                 1.09%          1.93%           2.5%        61.9%          194,767
      1994                 4.57%          1.94%           2.7%        46.6%          184,284

--Navigator Class
      Six Months Ended
      Sept. 30, 1998*    (16.70)%(B)       .82%(C)        3.03%(C)    38.0%(C)    $   15,467
      Years Ended Mar. 31,
      1998                43.94%           .83%           3.1%        20.6%           17,792
      1997                25.67%           .86%           3.7%        38.4%           10,048
      1996                34.67%           .94%           4.2%        34.7%            7,058
      1995(A)              2.28%(B)        .86%(C)        3.6%(C)     61.9%(C)         4,823
---------------------------------------------------------------------------------------------

(A) For the period December 1, 1994 (commencement of sale of Navigator Class shares) to March 31, 1995.
(B) Not annualized
(C) Annualized
  * Unaudited

See notes to financial statements.

Notes to Financial Statements
Value Trust
Special Investment Trust
Total Return Trust
(Amounts in Thousands) (Unaudited)

--------------------------------------------------------------------------------
1. Significant Accounting Policies:
       The Legg Mason Value Trust, Inc. ("Value Trust"), the Legg Mason Special Investment Trust, Inc. ("Special Investment Trust") and the Legg Mason Total Return Trust, Inc. ("Total Return Trust") (each a "Fund") are registered under the Investment Company Act of 1940, as amended, each as an open-end, diversified investment company.
       Each Fund consists of two classes of shares: Primary Class, offered since 1982 for Value Trust, and since 1985 for Special Investment Trust and Total Return Trust; and Navigator Class, offered to certain institutional investors since December 1, 1994 for each Fund. The income and expenses of each of these Funds are allocated proportionately to the two classes of shares based on daily net assets, except for Rule 12b-1 distribution fees, which are charged only on Primary Class shares, and transfer agent and shareholder servicing expenses, which are determined separately for each class.

    Security Valuation
       Securities traded on national securities exchanges are valued at the last quoted sales price. Over-the-counter securities and listed securities for which no sales price is available are valued at the mean between the latest bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Directors. Fixed income securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates current market value.

    Investment Income and Distributions to Shareholders
       Interest income and expenses are recorded on the accrual basis. Bond premiums are amortized for financial reporting and federal income tax purposes. Bond discounts, other than original issue and zero-coupon bonds, are not amortized. Dividend income and distributions to shareholders are allocated at the class level and are recorded on the ex-dividend date. Dividends from net investment income, if available will be paid quarterly for Value Trust and Total Return Trust, and annually for Special Investment Trust. Net capital gain distributions, which are calculated at the composite level, are declared and paid after the end of the tax year in which the gain is realized.

    Investment Transactions
       Security transactions are recorded on the trade date. Realized gains and losses from security transactions are reported on an identified cost basis for both financial reporting and federal income tax purposes. At September 30, 1998, receivables for securities sold but not yet delivered and payables for securities purchased but not yet received for each of the Funds were as follows:
                          Receivable for         Payable for
                          Securities Sold   Securities Purchased
    ------------------------------------------------------------
    Value Trust                 $0               $10,265
    Special Investment Trust     0                     0
    Total Return Trust           0                   676

    Federal Income Taxes
       No provision for federal income or excise taxes is required since each Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income to its shareholders.

--------------------------------------------------------------------------------

    Use of Estimates
       The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

2. Investment Transactions:
       For the six months ended September 30, 1998, investment transactions (excluding short-term investments) were as follows:

                                Purchases    Proceeds from Sales
    ------------------------------------------------------------
    Value Trust              $1,525,973         $411,982
    Special Investment Trust    277,243          243,365
    Total Return Trust          154,323          123,772

       At September 30, 1998, cost, aggregate gross unrealized appreciation and gross unrealized depreciation based on the cost of securities for federal income tax purposes for each Fund were as follows:

                                 Cost     Appreciation  (Depreciation)
    ------------------------------------------------------------------
    Value Trust               $3,687,619   $2,426,207     $(633,604)
    Special Investment Trust   1,057,631      479,735      (254,725)
    Total Return Trust           539,909      101,972       (54,110)

3. Repurchase Agreements:
       All repurchase agreements are fully collateralized by obligations issued by the U.S. Government or its agencies and such collateral is in the possession of the Funds' custodian. The value of such collateral includes accrued interest. Risks arise from the possible delay in recovery or potential loss of rights in the collateral should the issuer of the repurchase agreement fail financially. The Funds' investment adviser, acting under the supervision of their Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

4. Transactions with Affiliates:
       Each Fund has an investment advisory and management agreement with Legg Mason Fund Adviser, Inc. ("LMFA"). Pursuant to their respective agreements, LMFA provides the Funds with investment advisory, management and administrative services for which each Fund pays a fee, computed daily and payable monthly at annual rates of each Fund's average daily net assets as follows: for Value Trust and Special Investment Trust, 1% for the first $100 million, 0.75% between $100 million and $1 billion and 0.65% in excess of $1 billion; and for Total Return Trust, 0.75% for such assets.
       LMFA has agreed to waive indefinitely its fees in any month to the extent Total Return Trust's expenses (exclusive of taxes, interest, brokerage and extraordinary expenses) exceed during that month an annual rate of 1.95% of average daily net assets for Primary Shares and 0.95% for Navigator Shares. The Funds' agreements with LMFA provide that expense reimbursements be made to Value Trust and Special Investment Trust for audit fees and compensation of the Funds' independent directors. At September 30, 1998, amounts due to LMFA were $2,996, $775, and $365, for Value Trust, Special Investment Trust and Total Return Trust, respectively.
       Legg Mason Wood Walker, Incorporated ("Legg Mason"), a member of the New York Stock Exchange, serves as distributor of the Funds. Legg Mason receives an annual distribution fee and an annual service fee, computed daily and payable monthly from each of the Funds at annual rates based on the average daily net assets of each Fund's Primary Class as follows: Value Trust, 0.70% and 0.25%; Special Investment Trust and

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    Total Return Trust, 0.75% and 0.25%, for distribution and service fees, respectively. At September 30, 1998, distribution and service fees due to Legg Mason were as follows: Value Trust, $4,060; Special Investment Trust, $996; and Total Return Trust, $474.
       Value Trust paid $5 in brokerage commissions to Legg Mason for Fund security transactions for the six months ended September 30, 1998. Total Return Trust and Special Investment Trust paid no brokerage commissions to Legg Mason for the six months ended September 30, 1998.
       Legg Mason also has an agreement with the Funds' transfer agent to assist it with some of its duties. For this assistance, Legg Mason was paid the following amounts by the transfer agent for the six months ended September 30, 1998: Value Trust, $337; Special Investment Trust, $137; and Total Return Trust, $53.
       LMFA and Legg Mason are corporate affiliates and wholly owned subsidiaries of Legg Mason, Inc.

5. Line of Credit:
       The Funds, along with certain other Legg Mason Funds, participate in a $150 million line of credit ("Credit Agreement") to be utilized as an emergency source of cash in the event of unanticipated, large redemption requests by shareholders. Pursuant to the Credit Agreement, each participating fund is liable only for principal and interest payments related to borrowings made by that Fund. Borrowings under the line of credit bear interest at prevailing short-term interest rates. For the six months ended September 30, 1998, the Funds had no borrowings under the line of credit.

6. Fund Share Transactions:
       At September 30, 1998, there were 200,000, 100,000 and 50,000 shares authorized at $.001 par value for the Primary class of Value Trust, Special Investment Trust and Total Return Trust, respectively. At September 30, 1998, there were 100,000 shares authorized at $.001 par value for the Navigator class of Value Trust. The Navigator class of Special Investment Trust and Total Return Trust each have 50,000 shares authorized at $.001 par value.
       Share transactions were as follows:

                                                             Reinvestment
                                             Sold          of Distributions       Repurchased            Net Change
                                       ----------------    ----------------    -----------------     ------------------
                                       Shares    Amount    Shares    Amount    Shares     Amount     Shares    Amount
-----------------------------------------------------------------------------------------------------------------------
    Value Trust
    --Primary Class
      Six Months Ended Sept. 30, 1998  30,043  $1,523,856   1,918   $ 96,627  (13,026)  $(647,082)   18,935  $  973,401
      Year Ended March 31, 1998        42,311   1,841,372   4,360    179,702  (16,212)   (690,796)   30,459   1,330,278

    --Navigator Class
      Six Months Ended Sept. 30, 1998   5,509  $  263,059      70   $  3,570     (439)  $ (22,358)    5,140  $  244,271
      Year Ended March 31, 1998         1,680      74,966     150      6,238     (719)    (31,759)    1,111      49,445

    Special Investment Trust
    --Primary Class
      Six Months Ended Sept. 30, 1998   7,990  $  254,395   3,610   $113,983   (7,960)  $(246,650)    3,640  $  121,728
      Year Ended March 31, 1998        13,850     441,297   1,933     54,702   (8,297)   (263,130)    7,486     232,869

    --Navigator Class
      Six Months Ended Sept. 30, 1998     186  $    5,552     133   $  4,339     (206)  $  (6,767)      113  $    3,124
      Year Ended March 31, 1998           587      19,039      81      2,349     (494)    (15,732)      174       5,656

    Total Return Trust
    --Primary Class
      Six Months Ended Sept. 30, 1998   3,494  $   82,235   1,092   $ 25,149   (3,905)  $ (87,822)      681  $   19,562
      Year Ended March 31, 1998         9,633     216,730   2,451     50,878   (3,259)    (71,780)    8,825     195,828

    --Navigator Class
      Six Months Ended Sept. 30, 1998     106  $    2,301      34   $    782      (73)  $  (1,630)       67  $    1,453
      Year Ended March 31, 1998           265       5,997      75      1,559     (140)     (3,155)      200       4,401

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